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    Supplement dated August 21, 1998 to the May 1, 1998 Prospectuses for New
     England Star Funds Class A, B and C (as supplemented July 15, 1998 and
      August 3, 1998) and New England Stock Funds Class Y (as supplemented
                                 August 3, 1998)


The following supplements the paragraph entitled "Founders" in the "Fund Management" section of each Prospectus:

Effective August 21, 1998, the Founders large/mid-cap investment management team, under the interim leadership of Paul LaRocco, has replaced Edward F. Keely as portfolio manager of the Founders' segment of the Star Advisers Fund. Mr. LaRocco, Vice President of Investments of Founders, is a Chartered Financial Analyst and is also the interim leader of the team managing the Founders Growth Fund. Mr. LaRocco has been serving as the lead portfolio manager for the Founders Special Fund since March 1998 and as a portfolio manager for The Dreyfus Corporation since April 1998. Prior to joining Founders in 1998, Mr. LaRocco was a vice president and portfolio manager with Oppenheimer Funds.